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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 24, 2000, relating to the financial statements of Ditech Communications Corporation which appears in the Company's Annual Report on Form 10-K/A for the fiscal year ended April 30, 2000.


/s/ Pricewaterhouse Coopers LLP

San Jose, California
May 10, 2001